PPG Industries, Inc.
Exhibit 99.2
UNAUDITED SUPPLEMENTAL FINANCIAL INFORMATION

The following tables include unaudited, supplemental quarterly financial information showing the impact of the reclassification of the operating results of the Transitions and sunlens businesses into discontinued operations for the previously reported quarterly financial results of 2013.

PPG INDUSTRIES AND CONSOLIDATED SUBSIDIARIES
CONDENSED STATEMENT OF OPERATIONS (unaudited)
(All amounts in millions except per-share data)
	3 Months Ended March 31, 2013
	As reported	Recast

Net sales	$3,331	$3,108
Cost of sales, exclusive of depreciation and amortization	1,947	1,862
Selling, R&D and administrative expenses	912	855
Depreciation	81	75
Amortization	26	26
Interest expense	53	53
Interest income	(10)	(10)
Asbestos settlement - net	3	3
Other (income)/charges - net	1	3
INCOME BEFORE INCOME TAXES	318	241
Income tax expense	64	44
Income from continuing operations, net of income taxes	254	197
Income from discontinued operations, net of income taxes	2,191	2,248
Net income attributable to the controlling and noncontrolling interests	2,445	2,445
Less: Net income attributable to noncontrolling interests	(35)	(35)
NET INCOME (ATTRIBUTABLE TO PPG)	$2,410	$2,410

Amounts attributable to PPG:
Income from continuing operations, net of tax	$219	$191
Income from discontinued operations, net of tax	2,191	2,219
Net income (attributable to PPG)	$2,410	$2,410

Earnings per common share (attributable to PPG)
Income from continuing operations, net of tax	$1.50	$1.31
Income from discontinued operations, net of tax	14.99	15.18
Net income (attributable to PPG)	$16.49	$16.49

Earnings per common share (attributable to PPG) - assuming dilution
Income from continuing operations, net of tax	$1.48	$1.29
Income from discontinued operations, net of tax	14.83	15.02
Net income (attributable to PPG)	$16.31	$16.31

Average shares outstanding	146.1	146.1

Average shares outstanding - assuming dilution	147.7	147.7

PPG Industries, Inc.
UNAUDITED SUPPLEMENTAL FINANCIAL INFORMATION

PPG INDUSTRIES AND CONSOLIDATED SUBSIDIARIES
CONDENSED STATEMENT OF OPERATIONS (unaudited)
(All amounts in millions except per-share data)
	3 Months Ended June 30, 2013
	As reported	Recast

Net sales	$4,095	$3,883
Cost of sales, exclusive of depreciation and amortization	2,343	2,263
Selling, R&D and administrative expenses	1,105	1,043
Depreciation	90	85
Amortization	34	34
Interest expense	47	47
Interest income	(9)	(9)
Asbestos settlement - net	3	3
Other (income)/charges - net	(7)	(5)
INCOME BEFORE INCOME TAXES	489	422
Income tax expense	118	98
Income from continuing operations, net of income taxes	371	324
Income from discontinued operations, net of income taxes	—	47
Net income attributable to the controlling and noncontrolling interests	371	371
Less: Net income attributable to noncontrolling interests	(30)	(30)
NET INCOME (ATTRIBUTABLE TO PPG)	$341	$341

Amounts attributable to PPG:
Income from continuing operations, net of tax	$341	$318
Income from discontinued operations, net of tax	—	23
Net income (attributable to PPG)	$341	$341

Earnings per common share (attributable to PPG)
Income from continuing operations, net of tax	$2.38	$2.22
Income from discontinued operations, net of tax	—	0.16
Net income (attributable to PPG)	$2.38	$2.38

Earnings per common share (attributable to PPG) - assuming dilution
Income from continuing operations, net of tax	$2.35	$2.19
Income from discontinued operations, net of tax	—	0.16
Net income (attributable to PPG)	$2.35	$2.35

Average shares outstanding	143.4	143.4

Average shares outstanding - assuming dilution	145.0	145.0

PPG Industries, Inc.
UNAUDITED SUPPLEMENTAL FINANCIAL INFORMATION

PPG INDUSTRIES AND CONSOLIDATED SUBSIDIARIES
CONDENSED STATEMENT OF OPERATIONS (unaudited)
(All amounts in millions except per-share data)
	3 Months Ended September 30, 2013
	As reported	Recast

Net sales	$3,980	$3,774
Cost of sales, exclusive of depreciation and amortization	2,238	2,161
Selling, R&D and administrative expenses	1,087	1,027
Depreciation	91	85
Amortization	28	28
Interest expense	48	48
Interest income	(11)	(11)
Asbestos settlement - net	3	3
Business restructuring	98	98
Other (income)/charges - net	89	88
INCOME BEFORE INCOME TAXES	309	247
Income tax expense	60	40
Income from continuing operations, net of income taxes	249	207
Income from discontinued operations, net of income taxes	6	48
Net income attributable to the controlling and noncontrolling interests	255	255
Less: Net income attributable to noncontrolling interests	(29)	(29)
NET INCOME (ATTRIBUTABLE TO PPG)	$226	$226

Amounts attributable to PPG:
Income from continuing operations, net of tax	$220	$204
Income from discontinued operations, net of tax	6	22
Net income (attributable to PPG)	$226	$226

Earnings per common share (attributable to PPG)
Income from continuing operations, net of tax	$1.54	$1.43
Income from discontinued operations, net of tax	0.04	0.15
Net income (attributable to PPG)	$1.58	$1.58

Earnings per common share (attributable to PPG) - assuming dilution
Income from continuing operations, net of tax	$1.52	$1.41
Income from discontinued operations, net of tax	0.04	0.15
Net income (attributable to PPG)	$1.56	$1.56

Average shares outstanding	143.2	143.2

Average shares outstanding - assuming dilution	144.9	144.9

PPG Industries, Inc.
UNAUDITED SUPPLEMENTAL FINANCIAL INFORMATION

PPG INDUSTRIES AND CONSOLIDATED SUBSIDIARIES
CONDENSED STATEMENT OF OPERATIONS (unaudited)
(All amounts in millions except per-share data)
	3 Months Ended December 31, 2013
	As reported	Recast

Net sales	$3,702	$3,500
Cost of sales, exclusive of depreciation and amortization	2,108	2,028
Selling, R&D and administrative expenses	1,083	1,024
Depreciation	94	88
Amortization	31	31
Interest expense	48	48
Interest income	(13)	(13)
Asbestos settlement - net	2	2
Other (income)/charges - net	(24)	(24)
INCOME BEFORE INCOME TAXES	373	316
Income tax expense	91	71
Income from continuing operations, net of income taxes	282	245
Income from discontinued operations, net of income taxes	—	37
Net income attributable to the controlling and noncontrolling interests	282	282
Less: Net income attributable to noncontrolling interests	(28)	(28)
NET INCOME (ATTRIBUTABLE TO PPG)	$254	$254

Amounts attributable to PPG:
Income from continuing operations, net of tax	$254	$237
Income from discontinued operations, net of tax	—	17
Net income (attributable to PPG)	$254	$254

Earnings per common share (attributable to PPG)
Income from continuing operations, net of tax	$1.80	$1.68
Income from discontinued operations, net of tax	—	0.12
Net income (attributable to PPG)	$1.80	$1.80

Earnings per common share (attributable to PPG) - assuming dilution
Income from continuing operations, net of tax	$1.78	$1.66
Income from discontinued operations, net of tax	—	0.12
Net income (attributable to PPG)	$1.78	$1.78

Average shares outstanding	140.8	140.8

Average shares outstanding - assuming dilution	142.6	142.6

PPG Industries, Inc.
UNAUDITED SUPPLEMENTAL FINANCIAL INFORMATION

Regulation G Reconciliation
PPG Industries believes investors' understanding of the company's operating performance is enhanced by the disclosure of net income and earnings per diluted share adjusted for nonrecurring charges. PPG's management considers this information useful in providing insight into the company’s ongoing operating performance because it excludes the impact of items that cannot reasonably be expected to recur on a quarterly basis. Net income and earnings per diluted share adjusted for these items are not recognized financial measures determined in accordance with U.S. generally accepted accounting principles (GAAP) and should not be considered a substitute for net income or earnings per diluted share or other financial measures as computed in accordance with U.S. GAAP. In addition, adjusted net income and earnings per diluted share may not be comparable to similarly titled measures as reported by other companies.
The following is a reconciliation of reported to adjusted net income per diluted share for the first, second, third, and fourth quarters of 2013 on both an as reported basis and adjusted for the impact of the Transitions and sunlens business dispositions:

Adjusted EPS - Reconciliation to Reported EPS	As reported		Recast
For the quarter ended March 31, 2013	$	EPS	$	EPS
Income from continuing operations, net of tax	$219	$1.48	$191	$1.29
Legacy Pension and Environmental Costs	21	0.14	21	0.14
Acquisition-related costs	5	0.03	5	0.03
Retroactive Benefit of U.S. Tax Law Change	(10)	(0.07)	(10)	(0.07)
Adjusted, excluding nonrecurring items	$235	$1.58	$207	$1.39

Adjusted EPS - Reconciliation to Reported EPS	As reported		Recast
For the quarter ended June 30, 2013	$	EPS	$	EPS
Income from continuing operations, net of tax	$341	$2.35	$318	$2.19
Acquisition-related costs	15	0.10	13	0.09
Adjusted, excluding nonrecurring items	$356	$2.45	$331	$2.28

Adjusted EPS - Reconciliation to Reported EPS	As reported		Recast
For the quarter ended September 30, 2013	$	EPS	$	EPS
Income from continuing operations, net of tax	$220	$1.52	$204	$1.41
Business restructuring costs	73	0.50	73	0.50
Legacy environmental reserve increase	56	0.39	56	0.39
Acquisition-related costs	4	0.03	3	0.02
Adjusted, excluding nonrecurring items	$353	$2.44	$336	$2.32

Adjusted EPS - Reconciliation to Reported EPS	As reported		Recast
For the quarter ended December 31, 2013	$	EPS	$	EPS
Income from continuing operations, net of tax	$254	$1.78	$237	$1.66
Acquisition-related costs	4	0.03	3	0.02
Adjusted, excluding nonrecurring items	$258	$1.81	$240	$1.68